Exhibit 99.1


                               Continuation Sheet

(1) Name and Address of Additional Reporting Person:
---------------------------------------------------

Mr. Carlos Slim Helu, Mr. Carlos Slim Domit, Mr. Marco Antonio Slim Domit, Mr. Patrick Slim Domit, Ms. Maria Soumaya Slim Domit, Ms. Vanessa Paola Slim Domit and Js. Johanna Monique Slim Domit (collectively, the "Slim Family"), each with the following address:

     Paseo de las Palmas #736
     Colonia Lomas de Chapultepec
     11000 Mexico, D.F., Mexico

Carso Global Telecom, S.A. de C.V. ("CGT") with the following address:

     Avenida Insurgentes Sur 3500
     P.B. Col. Pena Pobre Tlalpan
     14060 Mexico, D.F., Mexico

Telefonos de Mexico ("Telmex") with the following address:

     Parque Via 190
     Col. Cuauhtemoc
     06599 Mexico, D.F., Mexico

Controladora de Servicios de Telecomunicaciones, S.A. de C.V. ("Consertel") with the following address:

     Parque Via 198
     Col. Cuauhtemoc
     06599 Mexico, D.F., Mexico

Corporativo Global Telecom, S.A. de C.V. (f/k/a Global Telecom LLC) ("Global Telecom") with the following address:

     Paseo de las Palmas #736
     Colonia Lomas Chapultepec
     11000 Mexico, D.F., Mexico

Grupo Financiera Inbursa, S.A. de C.V. ("GFI") with the following address:

     Paseo de las Palmas #736
     Colonia Lomas Chapultepec
     11000 Mexico, D.F., Mexico

Inmobiliaria Inbursa, S.A. de C.V. ("Inmobiliaria Inbursa") with the following address:

     Paseo de las Palmas #736
     Colonia Lomas Chapultepec
     11000 Mexico, D.F., Mexico

Promotora Inbursa ("Promotora") with the following address:


     Paseo de las Palmas #736
     Colonia Lomas Chapultepec
     11000 Mexico, D.F., Mexico

Banco Inbursa, S.A. Institucion de Banca Multiple Grupo Financiero Inbursa ("Banco Inbursa") with the following address:

     Paseo de Las Palmas #736
     Colonia Lomas de Chapultepec
     11000 Mexico, D.F., Mexico

Immobiliaria para el Desarrollo de Proyectos, S.A. de C.V. ("IDP") (f/k/a Impulsora del Desarrollo Economico de America Latina, S.A. de C.V.) with the following address:

     Paseo de Las Palmas #736
     Colonia Lomas de Chapultepec
     11000 Mexico, D.F., Mexico

Inmobiliariea Carso, S.A. de C.V. ("Inmobiliaria Carso") with the following address:

     Avenida Insurgentes Sur 3500, PB-4
     Col. Pena Pobre Tlalpan
     14060 Mexico, D.F., Mexico

Corporativo Orient Star, S.A. de C.V. (f/k/a Orient Star Holdings LLC) ("Orient Star") with the following address:

     Paseo de las Palmas #736
     Colonia Lomas Chapultepec
     11000 Mexico, D.F., Mexico

U.S. Commercial Corp., S.A. de C.V. ("USCC") with the following address:

     Miguel de Cervantes Saaverdra 255
     Col. Ampliacian Granada
     1152 Mexico, D.F., Mexico

Commercial LLC ("Commercial") with the following address:

     477 Madison Ave.
     6th Floor
     New York, NY 10022

The Slim Family may be deemed to control, directly and indirectly each of CGT, Telmex, Consertel, Global Telecom, GFI, Inmobiliaria Inbursa, Promotora, Inmobiliaria Carso, Orient Star, USCC, Commercial, IDP and Banco Inbursa.

(2) The per share consideration paid was $25.72 in cash plus an additional cash amount of 3% per annum thereon from and including April 9, 2005 through May 13, 2005 plus the right to receive an additional cash payment to the extent the trading value of the purchaser's common stock is greater than $35.52 during a measuring period ending immediately prior to April 9, 2006.

                                 Signature Page


         *                              By:  /s/ Eduardo Valdes Acra
------------------------                    --------------------------
Carlos Slim Helu                            Eduardo Valdes Acra
                                            Attorney-in-Fact
         *
------------------------
Carlos Slim Domit

         *
------------------------
Marco Antonio Slim Domit

         *
------------------------
Patrick Slim Domit

         *
------------------------
Maria Soumaya Slim Domit

         *
------------------------
Vanessa Paola Slim Domit

         *
------------------------
Johanna Monique Slim Domit


CARSO GLOBAL TELECOM, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


CORPORATIVO GLOBAL TELECOM, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


TELEFONOS DE MEXICO, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


CONTROLADORA DE SERVICIOS DE TELECOMUNICACIONES, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact

GRUPO FINANCIERO INBURSA, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


PROMOTORA INBURSA, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


INMOBILIARIA INBURSA, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


BANCO INBURSA, S.A. DE BANCA MULTIPLE GRUPO FINANCIERO INBURSA

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


INMOBILIARIA CARSO, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


CORPORATIVO ORIENT STAR, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


U.S. COMMERCIAL CORP., S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


COMMERCIAL LLC

By:  U.S. Commercial Corp., S.A. de C.V., its sole member

         *
------------------------
By:  Eduardo Valdes Acra
Title:  Attorney-in-Fact


INMOBILIARIA PARA EL DESARROLLO DE PROYECTOS, S.A. DE C.V.

         *
------------------------
By:  Eduardo Valdes Acra
Title: Attorney-in-Fact